CONSOLIDATED BALANCE SHEETS - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Current assets:
Cash and cash equivalents	$ 25,163
Accounts Receivable, net	53,108
Total current assets	78,271
Property and equipment, net	1,123
Goodwill	60,006
TOTAL ASSETS	139,399
Current liabilities
Amounts due to a related party	56,547	29,740
Accrued expenses and other current liabilities	126,636	14,704	14,704
Total current liabilities	183,183	44,444	14,704
TOTAL LIABILITIES	183,183	44,444	14,704
Shareholders’ deficit:
Common Stock - $0.001 par value, 1,000,000,000 shares authorized; 455,500,000, 445,500,000 and 44,550,000 shares issued and outstanding June 30, 2023 and December 31, 2022 and 2021	455,500	445,500	44,550
Preferred Stock			10,000
Additional paid-in capital	149,347	149,347	540,297
Accumulated deficit	(647,375)	(639,291)	(609,551)
Accumulated other comprehensive loss (income)	(1,256)
Total shareholders’ deficit	(43,784)	(44,444)	(14,704)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$ 139,399